EXHIBIT 32.1

CHIEF EXECUTIVE OFFICER
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), I, Robert M. Garst, Chief Executive Officer of Riverview Financial Corporation (the “Company”), hereby certify that, to the best of my knowledge, the Company’s Annual Report on Form 10-K for the period ended December 31, 2009 (the “Report”):

1.                                       fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the year ended December 31, 2009.

Date:	March 24, 2010	By:	/s/ Robert M. Garst
Robert M. Garst
Chief Executive Officer